JANUARY 2012 INVESTOR PRESENTATION Exhibit 99.1

Cautionary Statement Regarding
Forward-Looking Statements

Certain statements and information in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  The words "believe," “anticipate,” “plan,” “intend,” “foresee,”
"guidance," "potential," "expect," "should," "will" or similar expressions are intended to identify forward-looking statements (including those contained in certain visual depictions) in this presentation. These forward-looking statements reflect the Company's current expectations and/or beliefs concerning future events.  The Company has made every reasonable effort to ensure that the information, estimates, forecasts and assumptions on which these statements are based are current, reasonable and complete. However, these forward-looking statements are subject to a number of risks and uncertainties that may cause the Company's actual performance to differ materially from that projected in such statements.  Among the factors that could cause actual results to differ materially include, but are not limited to, industry cyclicality and seasonality and adverse weather conditions; ability to service or refinance the Company's existing debt or obtain future financing; failure to comply with financial tests and restrictive covenants contained in the Company’s existing and future debt obligations; recognition of asset impairment charges; fluctuations in customer demand and other patterns; raw material pricing and supply, including steel; competitive activity and pricing pressure; general economic conditions affecting the markets we serve; current economic volatility in the U.S. and abroad; pending legal proceedings, claims and governmental proceedings; costs related to environmental cleanups and liabilities; changes in laws or regulations; the volatility of the Company's stock price; and the substantial rights, seniority and dilutive effect on our common stockholders of the convertible preferred stock issued to investment funds affiliated with CD&R, LLC. See also the
"Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended October 30, 2011, and in its subsequent Quarterly Reports on Form 10-Q which identify other important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements.  The
Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements, whether as a result of new information, future events, or otherwise.
This presentation may also contain non-GAAP financial information. The Company’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of the Company’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. For additional information regarding these non-GAAP measures, including any required reconciliations to the most directly comparable financial measure calculated according to GAAP, see in the Appendix section of this presentation.

Mission Statement

It is our mission
to produce sustainable products and
systems, for the metal construction industry, of
enduring quality
that enhance the beauty, form and
function of structures in which people work, live,
play, learn, worship and use for storage and
protection.

Vision Statement
It is the vision
of NCI to be the undisputed leader
in the U.S. building construction industry by
providing
superior products
and
services
through our metal coil coating, metal components
and custom metal building systems divisions.

The Market

6 Nonresidential Market Segments

•
Significant operating expertise
•
Management averages 16 years of experience in the Metal Building Manufacturing industry
•
Proven ability to operate and grow the business and in the current downturn to execute cost reduction initiatives
•
Leading market positions in all operating segments
•
High quality, well respected stable of brands marketed through a broad network of builders and distributors
•
Large variety of products and services
•
Participates in highly fragmented markets and has attractive spread of risk in terms of geography, end market applications and customer concentration
•
31 manufacturing plants located throughout North America operated in an efficient
“hub-and-spoke” network
•
Places manufacturing and distribution operations closer to our customers
•
Affiliated builder network and architectural relationships provide substantial and extended channels to market
•
Each segment uses same type of steel
•
Ability to receive contract pricing without long-term contracts
•
Significant ability to flex manufacturing infrastructure and ESG&A levels to changes in volume
•
Vertically integrated producer enabling faster turnaround times – majority of orders are completed in 1 – 3 months
•
Positioned to capitalize on material conversion trends and green initiative
•
Actively pursuing market leading initiatives
Leading Market Positions
and Strong Brands
Motivated and Experienced
Management Team
Integrated Business Model
Well Positioned for Growth
Efficient Distribution Model
High Volume Producer with
Flexible Cost Structure

NCI’s Strategic Positioning

Segment EBITDA excludes Corporate Costs of $44.3 MM
a

Three Integrated Segments
SEGMENT METAL COIL COATING METAL COMPONENTS ENGINEERED BUILDING SYSTEMS
Focus
Cleaning, treating & painting flat
rolled metal coil substrates
Metal roof & wall systems, metal
partitions, metal doors, etc.
Engineered building systems for low rise
nonresidential markets
Key Products
Product Utilization Used by manufacturers of metal
components and engineered building
systems (NCI’s other segments used
approximately 51% of production).
Also sold to other manufacturers of
painted metal goods, such as the
appliance industry.
Roof and wall systems with specialized
product lines such as insulated metal
panels and standing seam roof panels for
architectural and commercial/industrial
applications, as well as traditional single-
skin, thru-fastener panels primarily used for
agricultural and residential facilities;
secondary structural (purlins and girts), as
well as ancillary accessories such as doors
and trim.
Custom designed, engineered, ready for
assembly primary structural framing,
secondary structural members (purlins, girts) and
metal roofs/walls.
NCI Companies
FY2011 % of Total
Revenue
8% 37% 55%
FY2011 % of Total
EBITDA
28% 37% 35%
1

State as of close of 2011 unless otherwise noted
181
340
5
51%
31%
18%
9
Metal Coil Coating
Cleans, treats, coats and
paints flat-rolled metal
coil substrates
Slits and/or embosses
coated coils
Manufacturers of
painted steel products:
Metal Buildings
Light Fixtures
HVAC
Water Heater Jackets
Walk-in Coolers
PRODUCTS
CUSTOMERS
Light Gauge Coil Coating
Est. Rank
% Market
Share
Precoat Metals Division 1 45%
NCI 2 11%
SDI 3 9%
Steelscape 4 8%
Others N/A 27%
Total 100%
Heavy Gauge Hot Rolled Steel Coating
Est. Rank
% Market
Share
NCI 1 40%
Hanna Steel 2 24%
Midwest Metal Coaters 3 17%
SDI 4 12%
Others N/A 7%
Total 100%
Source:  2011 NCI Estimates
STATS
(Volume in tons)
Internal:
External:
Construction
All Other
MARKET SHARE
PERFORMANCE
No. of Customers:
No. of Employees:
No. of Plants:
END USE
(FY 2011)
Revenue, EBITDA and EBITDA Margin %
2003 2004 2005 2006 2007 2008 2009 2010 2011
External Revenue 127 123 111 118 84 97 53 65 76
EBITDA 26 31 25 30 32 39 13 21 23
EBITDA Margin % 20.5 25.5 22.9 25.9 37.9 39.9 24.3 32.8 30.0

29,210
969
18
25%
50%
22%
3%
State as of close of 2011 unless otherwise noted
PRODUCTS
10
Metal Components
CUSTOMERS
Small, medium and large contractors
Specialty roofers
Engineered building fabricators
Distributors/lumberyards
End users
Pre-formed metal roof and wall systems
Insulated metal panels
Secondary structural members
Flashings and accessories
Roll-up doors and interior partition systems
Metal Components
Est. Rank
% Market
Share
NCI 1 12%
Fabral 2 8%
Metal Sales 3 7%
McElroy 4 5%
Firestone 5 5%
Others N/A 63%
Total 100%
Source:  2010 NCI Estimates
No. of Customers:
No. of Employees:
No. of Plants:
STATS
(Volume in tons)
Internal:
External:
Commercial & Industrial
Ag & Res
Retail
END USE
(FY 2011)
MARKET SHARE
PERFORMANCE
Revenue, EBITDA and EBITDA Margin %
2003* 2004* 2005* 2006* 2007 2008 2009 2010 2011
External Revenue 473 548 567 671 562 600 389 328 354
EBITDA 55 83 86 102 60 92 46 37 30
EBITDA Margin % 11.6 15.1 15.2 15.2 10.7 15.4 11.8 11.2 8.4
*  Fiscal 2006 and prior were not reclassified for the change in reporting structure that transferred certain segment activities within the Metal Components and Engineered Building Systems segments in fiscal 2008.

State as of close of 2011 unless otherwise noted
3,417
2,104
8
11
Engineered Building Systems
Custom engineered buildings
Self-storage mini-warehouses
Long Bay
®
System
Engineered Building Systems
Est. Rank
% Market
Share
NCI 1 28%
BlueScope Buildings 1 28%
Nucor Building Systems 3 24%
Others N/A 20%
Total 100%
PRODUCTS
CUSTOMERS
Builder network
General contractors
Developers
Custom fabrication customers
End users
No. of Builders:
No. of Employees:
No. of Plants:
STATS
(Volume in tons)
Commercial & Industrial
Institutional
Agricultural
END USE
(FY 2011)
MARKET SHARE
PERFORMANCE
SALES CHANNEL
67%
20%
13%
Authorized Builders/Erectors
Direct Sales
Resellers/Private Label
Non-Affiliated Builders
Source:  2010 NCI Estimates
Revenue, EBITDA and EBITDA Margin %
2003* 2004* 2005 2006* 2007 2008 2009 2010 2011
External Revenue 297 414 452 782 980 1,066 523 477 530
EBITDA 24 40 54 83 130 122 29 1 28
EBITDA Margin % 8.1 9.8 11.9 10.7 13.3 11.4 5.6 0.1 5.2
*
59%
13%
20%
8%
Fiscal 2006 and prior were not reclassified for the change in reporting structure that transferred certain segment activities within the Metal Components and Engineered Building Systems segments in fiscal 2008.
*

Architectural Market Activity
Commercial/Industrial Billings Index
Updated: December 2011
Source: American Institute of Architects
Note: Consistent with the above recent trend, our Buildings
segment new order bookings for our third and fourth quarter
of 2011 increased 42% and 35% over the same periods of
2010, respectively. Through December 2011 these trends
have continued. Our bookings are typically converted to
revenue in 90 to 120 days.
Commercial/Industrial Billings
25
30
35
40
45
50
55
60
65
70

Nonresidential Construction Activity
Historical and Forecast Volume for Square Feet
Millions of Square Feet
Source: McGraw-Hill
McGraw-Hill
Linear Trend
1,144
1,404
775
671
645
655
1,080
600
800
1,000
1,200
1,400
1,600
1,800
2,000
'67 '68 '69 '70 '71 '72 '73 '74 '75 '76 '77 '78 '79 '80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16
Updated: October 2011

Lending Standards vs. Construction Activity
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
-20%
-10%
0%
10%
20%
30%
40%
50%
60%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Loan Officer Survey Construction Activity
Source: McGraw-Hill Source: Federal Reserve Bank
Updated: November 2011

GDP vs. Construction Activity
Percentage Change Correlation 0.85
Source: McGraw-Hill
15
-50%
-40%
-30%
-20%
-10%
0%
10%
20%
30%
40%
50%
-10%
-8%
-6%
-4%
-2%
0%
2%
4%
6%
8%
10%
'68 '69 '70 '71 '72 '73 '74 '75 '76 '77 '78 '79 '80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10
GDP Construction Activity
Updated: November 2011

Historical Performance & Nonresidential Activity
Adjusted EBITDA vs. Construction Activity
Source: McGraw-Hill
(Dotted line represents projection)
$154
$84
1,867
1,404
$36
775
$201
1,669
$45
$16
600
700
800
900
1,000
1,100
1,200
1,300
1,400
1,500
1,600
1,700
1,800
1,900
2,000
-$30
-$10
$10
$30
$50
$70
$90
$110
$130
$150
$170
$190
$210
$230
$250
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Adjusted EBITDA
Updated: November 2011
Construction Activity

Historical Performance & Steel Price Activity
Adjusted EBITDA vs. Steel Activity
$154
$84
$201
$45
$16
$36
87
66
82
236
152
156
182
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
$220
$240
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
$220
$240
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Adjusted EBITDA CRU Steel Price Index
Updated: October 2011

Steel Price Activity
CRU North American Steel Price Index
NCI Plan
The CRU North American Steel Price Index has been published by the CRU since 1994. It’s based on a survey of industry participants and is commonly used in the settlement of physical and financial contracts within the steel industry. The prices surveyed are purchases for forward delivery, according to lead time, which will vary by approximately one to two months. To better align with NCI’s fiscal year, the values shown are from October of each year. (1994 Index = 100)

Material Cost Comparisons Over Time
Producer Price Index thru November 2011
0
20
40
60
80
100
120
140
160
180
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Concrete Block and Brick Hardwood Lumber Asphalt Roofing Steel Mill Products Updated: November 2011
Index reset to 2007
as base year

Financial Overview

Historical Financial Perspective
($ in millions, FYE Oct.)
1999 2000 2001 2002 2003 2004 2005
2006
a
2007
2008
b
2009
b
2010 2011
Revenue 937 $       1,018 $    955 $       953 $       898 $       1,085 $    1,130 $    1,571 $    1,625 $    1,763 $    965 $       871 $       960 $
% Growth 38.7% 8.7% -6.2% -0.2% -5.8% 20.8% 4.2% 39.0% 3.4% 8.5% -45.3% -9.8% 10.2%
COGS 697 $       762 $       742 $       741 $       701 $       823 $       851 $       1,187 $    1,221 $    1,319 $    749 $       700 $       758 $
% of Revenue 74.4% 74.8% 77.7% 77.7% 78.0% 75.8% 75.3% 75.6% 75.2% 74.8% 77.6% 80.4% 79.0%
Gross Profit
c
240 $       257 $       213 $       213 $       198 $       262 $       279 $       384 $       404 $       444 $       216 $       171 $       202 $
% Margin 25.6% 25.2% 22.3% 22.3% 22.0% 24.2% 24.7% 24.4% 24.8% 25.2% 22.4% 19.6% 21.0%
ESG&A 120 $       131 $       133 $       141 $       140 $       165 $       175 $       246 $       272 $       285 $       211 $       191 $       202 $
% of Revenue 12.8% 12.9% 14.0% 14.8% 15.6% 15.2% 15.5% 15.7% 16.7% 16.2% 21.9% 21.9% 21.1%
EBIT 120 $       125 $       80 $         72 $         57 $         97 $         104 $       138 $       132 $       161 $       7 $            (20) $        2 $
% Margin 12.8% 12.3% 8.4% 7.6% 6.4% 8.9% 9.2% 8.8% 8.1% 9.1% 0.7% -2.3% 0.2%
Adjusted EBITDA 146 $       154 $       105 $       100 $       84 $         128 $       138 $       176 $       176 $       201 $       45 $         16 $         36 $
% Margin 15.6% 15.1% 11.0% 10.5% 9.3% 11.8% 12.2% 11.2% 10.8% 11.4% 4.7% 1.9% 3.7%
Capex 33 $         29 $         15 $         9 $            18 $         9 $            20 $         27 $         42 $         25 $         22 $         14 $         21 $
% of Revenue 3.6% 2.8% 1.6% 1.0% 2.0% 0.9% 1.7% 1.7% 2.6% 1.4% 2.3% 1.6% 2.2%
a
RCC acquisition completed in April 2006. Results included from acquisition date.
b
Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.
c
Excludes special charges.
Last Nonres Downturn Current Nonres Downturn
c

Fiscal Year 2010
ADJUSTED OP PROFIT
$29 million
a
22
Adjusted Operating Segment Results
Fiscal Year 2010 vs. Fiscal Year 2011
a
Before corporate expenses, in addition see Appendix for the reconciliation of the non-GAAP financial measure to the GAAP financial measure.
b
Fiscal Year 2010
THIRD PARTY SALES
$871 million
Fiscal Year 2011
ADJUSTED OP PROFIT
$55 million
Fiscal Year 2011
THIRD PARTY SALES
$960 million
Metal Coil
Coating
7%
Metal
Components
38%
Engineered
Building
Systems
55%
Engineered
Building
Systems
55%
Metal
Components
37%
Metal Coil
Coating
8%
Engineered
Building
Systems
0%
Metal
Components
63%
Metal Coil
Coating
37%
Engineered
Building
Systems
25%
Metal
Components
42%
Metal Coil
Coating
33%
b
Engineered Building Systems incurred an adjusted operating loss for fiscal year 2010.

Strategy

Five-Year Growth Strategy
Corporate-Wide Initiatives
•
Fixed cost containment as the nonresidential construction market improves is our top corporate-wide initiative
•
Continue to identify and assess opportunistic acquisitions
•
Enhance plant utilization through expanded use of our Hub & Spoke
Distribution model
•
Continue to focus on leveraging Technology and Automation to be lowest cost producer
Coatings Division
•
Diversify external customer base to substantially increase toll and package sales
•
Continue to leverage efficiency improvements to be lowest cost producer
•
Open our recently purchased Middletown, Ohio coating facility
Components Division
•
Expand Insulated Metal Panel product offering utilizing our new state-of-the-art manufacturing facility in Jackson, MS and other future locations
•
Accelerate and expand Nu-Roof, our retrofit roofing product
Buildings Division
•
Marketing and Sales initiatives that enhance geographic and end market focus
•
Reduce cycle time and costs through virtual centralization of Engineering and
Drafting based on common suite of engineering applications
•
Improving manufacturing efficiencies through the enhancement of our supply chain

2009 Operational Restructuring
Buildings Group
• Reduced manufacturing facilities from 15 to 8
• Maintained customer touch points (sales/service)
• Transitioned to a single leadership role for both RCC & NCI Buildings groups
• Manufacturing operations reorganized
• Engineering and Drafting reorganized
Components Group
• Reduced manufacturing facilities from 22 to 18
• Maintained the necessary footprint to service external customers and provide support for the Buildings group’s needs

26 Employee Reduction 3,000 3,500 4,000 4,500 5,000 5,500 6,000 Total Headcount

MANUFACTURING PLANTS BEFORE AFTER COATERS COMPONENTS BUILDINGS TOTAL 5 22 15 42 5 18 8 31 27 NCI Manufacturing Plants After Reductions Before After

Significant Cost Reductions Completed
Cost Reduction Summary
(in thousands)
COST REDUCTION HEADCOUNT REDUCTION
BY SEGMENT Indirect Costs a
Direct Variable
Costs b
Total Cost
Savings % Reduction Number
% Reduction
Buildings
$88,205 $374,188 $462,393 48.2% 1,530 41.8%
Components
23,016 152,532 175,548 33.9% 547 36.7%
Coaters
2,321 29,326 31,647 46.8% 40 10.3%
Corporate
7,703 5,319 13,022 20.2% 61 25.3%
Total
$121,245 $561,365 $682,610 42.4% 2,178 37.7%
BY COST LINE ITEM
Cost of Goods
$71,250 $522,664 $593,914 44.8% 1,619 43.3%
Engineering
19,004 3,573 22,577 41.9% 217 33.0%
ESG&A
30,991 35,128 66,119 28.6% 342 24.7%
Total
$121,245 $561,365 $682,610 42.4% 2,178 37.7%
a
Indirect cost reductions represent 30% of total 2008 indirect costs.
b
Direct variable costs include such items as Materials, Bonus, Commission, etc. that will vary based on NCI's performance without any other action.

Insulated Metal Panels:
Product & Process Photos
Polyisocyanurate
Insulation
Exterior Metal
Skin
Interior
Metal
Skin
Wide range of market and construction applications
Improves thermal performance
Increases energy efficiency
Supports many LEED and green requirements
Reduces a building’s operational expenses
Easy installation accelerates construction schedules

BEFORE

Retrofit Roofing:
Before and After
Provides a sloped roof solution
that overcomes issues commonly
associated with a flat roof
including water runoff
Can be applied over existing roof
system, eliminating tear-off and
accelerating production schedule
Has all the benefits provided by a
metal roofing system including:
Low maintenance and associated costs
Improves aesthetics of existing roof
Highly durable with a life expectancy of
up to 40 years

Financial Data

$146
$154
$105
$100
$84
$128
$138
$176 $176
$201
$45
$16
$36
$0
$50
$100
$150
$200
$250
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Adjusted EBITDA
$11.70
$12.15
$5.03
$8.40
$6.00
$12.65
$11.78
$16.41
$13.89
$19.54
-$0.68
-$3.21
-$1.96
-$5
$0
$5
$10
$15
$20
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Earnings Per Share
$937
$1,018
$955
$953
$898
$1,085
$1,130
$1,571
$1,625
$1,763
$965
$871
$960
$0
$250
$500
$750
$1,000
$1,250
$1,500
$1,750
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Sales
32
Historical Performance
* Adjusted Earnings (Loss) per Diluted Common Share is a non-GAAP financial measure which is reconciled to the most comparable GAAP financial measure as indicated in the Appendix. The
Adjusted Earnings (Loss) per Diluted Common Share has been retrospectively adjusted for the
Reverse Stock Split that occurred on March 5, 2010.
* Adjusted EBITDA is defined in the Company’s credit facilities and is calculated within the Appendix.
Adjusted Earnings (Loss) Per Diluted Common Share* Adjusted EBITDA*
Sales

Seasonal Trends
Fiscal Q1 2004 through Q4 2011
*Sales amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.
$20.9
$24.3
$36.0
$47.2
$27.9
$28.4
$35.8
$45.6
$31.3
$30.9
$52.2
$61.6
$34.3
$28.3
$53.9
$59.7
$30.7
$42.5
$66.8
$61.0
$1.6
$3.1
$21.4
$18.5
-$2.6
$1.1
$10.2
$7.4
-$4.3
$7.7
$14.7
$17.5
$215
$255
$296
$319
$245
$251
$293
$341
$293
$330
$449
$499
$360
$368
$434
$463
$361
$416
$477
$509
$260
$224
$238
$243
$182
$202
$245
$242
$190
$226
$262
$282
-$50
-$25
$0
$25
$50
$75
$100
$125
$150
$175
$200
$225
$250
$275
$300
$325
$350
$375
$400
$425
$450
$475
$500
$525
$550
-$8
-$4
$0
$4
$8
$12
$16
$20
$24
$28
$32
$36
$40
$44
$48
$52
$56
$60
$64
$68
$72
$76
$80
$84
$88
Q1
'04
Q2
'04
Q3
'04
Q4
'04
Q1
'05
Q2
'05
Q3
'05
Q4
'05
Q1
'06
Q2
'06
Q3
'06
Q4
'06
Q1
'07
Q2
'07
Q3
'07
Q4
'07
Q1
'08 *
Q2
'08 *
Q3
'08 *
Q4
'08 *
Q1
'09 *
Q2
'09 *
Q3
'09 *'09 *
Q4 Q1
'10*
Q2
'10*
Q3
'10
Q4
'10
Q1
'11
Q2
'11
Q3
'11
Q4
'11
Adjusted EBITDA Sales

NCI Capital Structure Over Time
NCI Sales NCI’s Capital Structure
Overall Nonresidential Construction Spending
$865
$937
$1,018
$955 $953
$898
$1,085
$1,130
$1,571
$1,625
$1,763
$965
$871
$960
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Sales
$565
$474
$433
$417
$368
$297
$249
$217
$373
$498 $497
$474
$150
$136
$131 $146
$154
$105
$100
$84
$128
$138
$176
$176
$201
$45
$16
$36
$0
$100
$200
$300
$400
$500
$600
May
1998
Oct
1998
Oct
1999
Oct
2000
Oct
2001
Nov
2002
Nov
2003
Oct
2004
Oct
2005
Oct
2006
Oct
2007
Nov
2008
Nov
2009
Oct
2010
Oct
2011
Outstanding Debt Adjusted EBITDA LTM
$60
$80
$100
$120
$140
$160
$180
$200
$220
$240
$260
Source: McGraw-Hill

Cash Flow
(750,796)
33,531
759,597
53,004
95,336
- - -
(21,657)
2,589
(19,068)
(235,874)
- - -
250,000
(54,659)
(451)
- - -
(12,967)
(53,951)
(99)
22,218
a
Includes $622.6 million for goodwill and other intangible asset impairment, $97.6 million debt extinguishment charge, $40 million lower of cost or market charge, $11.2 million change of control charges, $9.1 million restructuring charges and $6.3 million asset impairment.
2007 2005 2004 2003 2006 2008
44,890
22,974
10,029
(54,163)
23,730
- - -
(9,327)
3,316
(6,011)
(243,750)
200,000
- - -
- - -
- - -
- - -
20,049
(23,701)
- - -
(5,982)
22,800
23,007
4,284
19,177
69,268
(4,310)
(17,912)
3,891
(18,331)
(48,550)
- - -
- - -
- - -
(114)
- - -
2,401
(46,263)
- - -
4,674
51,337
24,488
14,540
27,902
118,267
(27,399)
(19,524)
1,118
(45,805)
(23,700)
180,000
- - -
- - -
(40,676)
- - -
4,408
120,032
- - -
192,494
68,946
31,092
13,804
7,672
121,514
(366,598)
(27,056)
308
(393,346)
(78,511)
200,000
- - -
- - -
(37,572)
- - -
12,104
96,021
133
(175,678)
58,568
36,242
6,418
36,397
137,625
(20,086)
(42,041)
5,764
(56,363)
(91,447)
90,500
- - -
- - -
(36,122)
- - -
5,444
(31,625)
379
50,016
($ in thousands)
2009
Investing Cash Flow
Financing Cash Flow
a
a
b
73,278
36,333
19,727
(89,144)
40,194
- - -
(24,803)
6,113
(18,690)
(26,529)
- - -
- - -
- - -
(2,226)
- - -
(1)
(28,756)
399
(6,853)
2010
(26,877)
34,504
5,311
(6,632)
6,306
- - -
(14,030)
767
(13,263)
(15,669)
- - -
- - -
(125)
(381)
- - -
10,140
(6,035)
(8)
(13,000)
b
2011
(9,950)
33,214
3,501
14,672
41,437
- - -
(21,040)
583
(20,457)
(7,148)
- - -
- - -
(200)
(1,477)
(11,039)
467
(19,397)
(20)
1,563
b
Includes ($13.0) million and ($10.1) million for restricted cash for cash collateralized letters of credit from fiscal 2009 and 2010, respectively.
Other
Other
Exchange Rate Changes
Net Income (Loss)
Depreciation & Amortization
Changes in Working Capital
Operating Cash Flow
Acquisitions
Capital Expenditures
Investing Cash Flow
Debt Repayment
Debt Issuance
Convertible Preferred Stock
Refinancing Costs
Payment of Cash Dividends on CPS
Financing Cash Flow
Net Increase (Decrease) in Cash
Operating Cash Flow
Other Non-cash Items
Stock Repurchases

Capitalization
Capitalization and Current Trends 2007 2008 2009 2010 2011
Cash $75 $68 $90 $77 $79
$125 Million Revolver --- --- n/a n/a n/a
$125 Million ABL Credit Facility n/a n/a --- --- ---
L+275, Due April 2014
.5% unused Commitment fee
Amended and Restated Term Loan 315 293 150 136 131
L+600, 2% floor, Due April 2014, quarterly
installments of 0.25%
$180 Million 2.25% Convertible Notes 180 180 --- n/a n/a
Industrial Revenue Bond 2 1 --- n/a n/a
Total Debt $497 $474 $150 $136 $131
Convertible Preferred Stock --- --- $223 $257 $274
Dividends payable in cash (8%) or PIK (12%)
Call/Put 2019
Total Stockholders Equity (Deficit) $540 $624 $50 ($3) ($36)
Credit Statistics:
Net Debt
a
$422 $406 $60 $59 $52
Net Indebtedness
b
$447 $424 $100 $86 $81
Debt/LTM Adjusted EBITDA 2.8x 2.4x 3.4x 8.5x 3.7x
Net Indebtedness/LTM Adjusted EBITDA 2.2x 5.4x 2.3x
Fixed Charge Coverage Ratio 2.0x 1.0x <1.0x
a
The term “Net Debt” is a commonly used financial term calculated as the Company’s outstanding debt less cash on the balance sheet.

b
The term “Net Indebtedness”  is a defined term in our credit facility used for purposes of calculating leverage covenant compliance. “Net Indebtedness” is calculated similarly to “Net Debt”, however, in determining “Net Indebtedness,” the amount of cash is limited to $50 million.
Term Loan:
ABL:
Available borrowing base is a function of eligible inventory and receivables. If the remaining available borrowing capacity under the ABL is less than $15 million, then a minimum fixed charge
Financial Maintenance Covenants:
Based on the provisions in our Term Loan we effectively have deferred our financial maintenance covenant requirements until at least January 2013.
coverage ratio of 1.0x must be maintained.

(in thousands) Nov 2, 2008 Nov 1, 2009 Oct 31, 2010 Oct 30, 2011
ASSETS
Current assets:
Cash and cash equivalents $        68,201 $       90,419 $       77,419 $       78,982
Restricted cash 5,154 2,839 2,836
Accounts receivable, net 163,005 82,889 81,896 95,381
Inventories, net 192,011 71,537 81,386 88,531
Deferred income taxes 25,315 18,787 15,101 20,405
Income tax receivable 27,622 15,919 1,272
Prepaid expenses and other 18,374 22,816 23,775 24,204
Total current assets 466,906 319,224 298,335 311,611
Property, plant and equipment, net 251,647 232,510 214,453 208,514
Goodwill 616,626 5,200 5,200 5,200
Intangible assets, net 41,678 28,370 26,312 24,254
Other assets 2,635 28,864 16,224 11,575
Total assets $   1,379,492 $     614,168 $    560,524 $    561,154
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Current portion of long-term debt and notes payable $             920 $       14,645 $            289 $               292
Accounts payable 100,102 71,252 70,589 88,158
Accrued compensation and benefits 67,429 37,215 31,731 34,616
Other accrued expenses 66,681 55,573 48,269 50,977
Total current liabilities 235,132 178,685 150,878 174,043
Long-term debt 464,324 136,085 136,305 130,699
Deferred income taxes 48,034 18,848 10,947 7,312
Other long-term liabilities 3,928 7,657 4,820 10,081
Total long-term liabilities 516,286 162,590 152,072 148,092
Series B cumulative convertible participating preferred stock 222,815 256,870 273,950
Redeemable common stock 3,418 759
Stockholders’ equity (deficit) 628,074 50,078 (2,714) (35,690)
$   1,379,492 $     614,168 $     560,524 $     561,154
37
Balance Sheet
-
-
-
-
-
Total liabilities and stockholders’ equity (deficit)

- BUILDING COMPLEXITIES - FINANCIAL - SUSTAINABILITY Appendices

End Uses for Complexity Classifications 39

Financial Appendix

2009 Recapitalization
* On March 5, 2010, the Company filed an amendment to its Certificate of Incorporation to effect the Reverse Stock Split at an exchange ratio of 1-to-5.
As such, we have retrospectively adjusted the shares of common stock.
Replaced revolver with $125
million undrawn ABL facility.
Prior revolver matured in June
2009. The ABL facility matures
in April 2014.
Amended/Extended term loan
and paid down $143 million.
Extended maturity date from
June 2010 to April 2014.
Exchanged convertible notes
for $90 million cash and 14.0*
million shares of common
stock.
Sold $250 million convertible
preferred stock. The preferred
stock has a call/put feature in
2019.
Cash 105 $    Cash 90 $
$125 Million Revolver (L+175) - $125 Million ABL Revolver (L+450) -
Term Loan (L+150) 293 Term Loan (L+600, 2% floor) 150
$180 Million 2.25% Convertible Notes 180 Total Debt 150 $
Industrial Revenue Bond 1
Total Debt 474 $    Net Debt 60 $
Net Debt 369 $    Convertible Preferred Stock 223 $
Stockholder's Deficit (18) $     Stockholder's Equity 50 $
Financial Covenants Financial Covenants
Capitalization
Aug 2, 2009
Capitalization
Nov 1, 2009
Leverage Ratio Covenant: 4.0x
Senior Leverage Ratio Covenant: 2.75x
Net Indebtedness to Adjusted EBITDA
Covenant Beginning in October 2011: 5.0x
then quarterly step downs
ABL Fixed Charge Coverage Covenant:
1.0:1.0 required only when excess available
borrowings are less than $15 million.
Recapitalization
Oct 20, 2009

Convertible Preferred Stock
Key Terms Regarding Dividend Payments
Dividends may be paid in cash (8% annual rate) or in-kind (12% annual rate) at the Company’s option:
Credit facility restrictions:
Cash dividend payments are generally limited under our term loan to 50% of the consolidated net income accumulated subsequent to August 2, 2009, subject to specified adjustments, less the sum of all previous distributions. The term loan permits the payment of cash dividends up to a maximum of 14.5 million during the term of the loan in the absence of accumulated earnings.
Dividend Elimination or “knock-out”:
The dividend rate becomes 0% permanently, if at any time after April 2012 the trading price of our common stock exceeds
$12.75 (adjusted for stock splits, etc.) for 20 consecutive trading days. However, in the event of a default, as defined, certain penalty dividends may be required.
Summary of Preferred and Common Stock Outstanding
Number of Shares of Common Stock, if converted
(millions)
October 31, 2010
October 30, 2011
Series B Convertible Preferred Stock 44.3 46.6
Common Stock 18.4 18.6
Unvested Restricted Common Stock 1.2 1.3
Total Outstanding Shares, if converted 63.9 66.5
Dividend payment date:
March 15  , June 15  , September 15   and December 15  .
th
th
th th
Note – Subsequent to October 30, 2011, the Company entered into a Waiver and Consent with the CD&R Funds in which the CD&R Funds agreed to accept a paid-in-kind dividend on their Preferred Shares for the dividend payment period ending December 15, 2011 computed at the per annum rate of 8% rather than the 12%. The Company waived certain rights through October 28, 2012 to issue up to $5 million worth of its Common Stock. As a result of accruing the dividend at the stated 12% rate, and subsequently agreeing to the lower 8% rate, a dividend accrual reversal of $1.4 million will be recorded in the first quarter of fiscal 2012 related to dividends accrued between September 16, 2011 and October 30, 2011. There is no assurance that the holders of preferred stock will agree to the lower rate of 8% in future periods. At
October 31, 2010 and October 30, 2011, the liquidation preference of the Series B was $292.5 million and $296.8 million, respectively.

Simplified Beneficial Conversion Feature (BCF)
Charge Illustration for Paid In-Kind Dividends
(1) The daily dividend amount is determined quarterly based on the underlying amount of convertible preferred stock outstanding. The daily dividend amount is accrued at an annual rate of 12% but if it is later paid in cash instead of in-kind, the excess 4% dividend and the related beneficial conversion feature charge would be eliminated in the period in which it is paid. The Company has the option to pay the dividends in cash at 8% or in-kind at 12%, subject to restrictions in the credit facilities for our term loan and ABL revolver. Further, if at any time after April 2012, our stock trades above $12.75 for
20 consecutive trading days, the underlying basic preferred stock dividends are permanently eliminated thereafter.
(2) The conversion price of $6.374 reflects the adjustment for the one-for-five reverse stock split that occurred in March 2010.
(3) The amount of the beneficial conversion feature charged in any quarter will be the sum of the daily BCF amounts calculated as illustrated above and will depend on the daily closing price of our stock in relation to the $6.374 conversion price. The charge is limited or “capped” at the underlying dividend amount. As an example, based on a daily stock price ranging between $8 and $15, the estimated quarterly charge would be $2 million to $7.9 million.
(Dollars and shares in thousands, except per share information)
Daily
Dividend
Accrual (1)
Conversion
Price Per
Share (2)
Closing
Stock
Price
BCF Amount
Per Converted
Common Share
Shares of
Common
Stock, if
Converted
Total BCF Charge
(Assuming stock price
of $8 to $15) (3)
Day 1 86.2 $        6.374 $       10.00 $ 3.626 $            13.5          49.1 $
Day 2 86.2           6.374          5.00      -                   13.5          -
Day 3 86.2           6.374          12.00    5.626               13.5          76.1
…
Day 91 86.2           6.374          12.00    5.626               13.5          76.1
Total 7,900.0 $    1,250.0      Est. $2,000 - $7,900
The following table illustrates a few selected dates out of a full quarter’s calculation of the BCF charge on our Paid In-Kind Dividends:

Simplified Illustration of Diluted EPS
(dollars and shares in millions, except per share amounts)
(amounts are provided for illustration and are NOT historical or forward looking)
WTD AVG. EXAMPLE A EXAMPLE B
OWN. INT. LOSS EARNINGS
Diluted EPS Numerator, Two Class Method
Net income (loss) (GAAP) (100.0) 100.0
Deduct Convertible Preferred Stock dividend (7.5) (7.5)
Deduct Convertible Preferred Stock accretion (0.5) (0.5)
Deduct non-cash beneficial conversion feature charge (5.0) (5.0)
Net income (loss) applicable to common shares (113.0) 87.0
Deduct earnings allocated to participating securities
a
Unvested restricted common stock 2% - 1.7
Convertible Preferred Stock 67% - 58.3
Net income (loss) allocated to common shares 31% (113.0) 27.0
Diluted EPS Denominator, Two Class Method
Weighted average common shares outstanding 19.5 19.5
Unvested restricted common stock (1.5) (1.5)
Dilutive impact of stock options outstanding
b
- 1.0
Diluted weighted average common shares outstanding 18.0 19.0
(6.28) $          1.42 $
Diluted Earnings Per Share, Two Class Method
c
a
b
c
Earnings are allocated between those securities that have rights to participate in future dividend distributions based on their relative weighted average ownership interests. Losses are not allocated to participating securities because they are not contractually obligated to fund or otherwise share in those losses.
Example B assumes that stock options are dilutive after having applied the treasury stock method.
If using the “if converted” method resulted in lower diluted earnings per share than the two class method, the lower amount would generally be reported.
However, given the Company’s capital structure, this is not likely to occur.

Adjusted Earnings (Loss) Per Diluted Share
a
b
The Company discloses a tabular comparison of “Adjusted” earnings (loss) per diluted common share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from  period to period.  “Adjusted” diluted earnings (loss) per common share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted common share and net income (loss) as reported on the face of our consolidated statement of operations.

On March 5, 2010, the Company filed an amendment to its Certificate of Incorporation to effect the Reverse Stock Split at an exchange ratio of 1-for-5. As such, we have retrospectively adjusted basic and diluted earnings per common share, common stock, stock options, and common stock equivalents for the reverse stock split in all periods presented.
Earnings (loss) per diluted common share,
GAAP basis
Goodwill and other intangible asset
impairment
Debt extinguishment and refinancing costs
Lower of cost or market adjustment
Convertible preferred stock beneficial
conversion feature
Change in control charges
Restructuring charge
"Adjusted" diluted earnings (loss) per
common share a,b
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
$12.15 $4.55 $(9.05) $6.00 $11.20 $12.08 $15.91 $13.89 $18.49 $(171.18) $(17.07) $(2.58)
- - - - - - 17.45 - - - - - - - - - - - - - - - - - - 136.26 - - - - - -
- - - - - - - - - - - - 1.45 - - - - - - - - - - - - 21.70 - - - - - -
- - - - - - - - - - - - - - - - - - - - - - - - 0.45 5.85 - - - - - -
- - - - - - - - - - - - - - - - - - - - - - - - - - - 2.39 13.73 0.51
- - - - - - - - - - - - - - - - - - - - - - - - - - - 1.56 - - - - - -
- - - 0.48 - - - - - - - - - - - - - - - - - - 0.15 1.27 0.12 (0.01)
Asset impairment - - - - - - - - - - - - - - - - - - - - - - - - - - - 0.88 0.03 0.04
Interest rate swap - - - - - - - - - - - - - - - - - - - - - - - - - - - 0.43 - - - - - -
Environmental and other contingency
adjustments
- - - - - - - - - - - - - - - - - - - - - - - - - - - 0.16 0.01 0.01
Gain on embedded derivative - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - (0.03) (0.00)
Executive retirement costs - - - - - - - - - - - - - - - - - - - - - - - - 0.45 - - - - - - - - -
Group medical benefit - - - - - - - - - - - - - - - (0.30) - - - - - - - - - - - - - - - - - -
Self insurance reserve - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 0.08
Adoption of FAS 123 (R) - - - - - - - - - - - - - - - - - - 0.50 - - - - - - - - - - - - - - -
$12.15 $5.03 $8.40 $6.00 $12.65 $11.78 $16.41 $13.89 $19.54 $(0.68) $(3.21) $(1.96)

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Net income (loss) applicable to common
shares, GAAP basis
$44,407 $16,535 $(33,773) $22,800 $44,890 $51,337 $68,946 $58,568 $73,278 $(753,633) $(311,227) $(47,466)
Goodwill and other intangible asset
impairment
- - - - - - 65,087 - - - - - - - - - - - - - - - - - - 599,966 - - - - - -
Debt extinguishment and refinancing
costs
- - - - - - - - - - - - 5,766 - - - - - - - - - - - - 95,559 (49) - - -
Lower of cost or market adjustment
- - - - - - - - - - - - - - - - - - - - - - - - 1,687 25,773 - - - - - -
Convertible preferred stock beneficial
conversion feature
- - - - - - - - - - - - - - - - - - - - - - - - - - - 10,526 250,294 9,396
Change in control charges
- - - - - - - - - - - - - - - - - - - - - - - - - - - 6,880 - - - - - -
Restructuring charge
- - - 1,745 - - - - - - - - - - - - - - - - - - 652 5,576 2,296 (180)
Asset impairment
- - - - - - - - - - - - - - - - - - - - - - - - 97 3,875 696 691
Interest rate swap
- - - - - - - - - - - - - - - - - - - - - - - - - - - 1,893 - - - - - -
Environmental and other contingency
adjustments
- - - - - - - - - - - - - - - - - - - - - - - - - - - 687 116 181
Gain on embedded derivative
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - (609) (16)
Executive retirement costs
- - - - - - - - - - - - - - - - - - - - - - - - 1,748 - - - - - - - - -
Group medical benefit
- - - - - - - - - - - - - - - (1,250) - - - - - - - - - - - - - - - - - -
Self-insurance reserve
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 1,477
Adoption of FAS 123 (R)
- - - - - - - - - - - - - - - - - - 2,116 1,748 - - - - - - - - - - - -
"Adjusted" net income (loss) applicable
to common shares
a
$44,407 $18,280 $31,314 $22,800 $50,656 $50,087 $71,062 $60,316 $77,462 $(2,898) $(58,483) $(35,917)
46
Adjusted Net Income (Loss) Applicable to
Common Shares
The Company discloses a tabular comparison of “Adjusted” earnings (loss) per diluted common share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period.  “Adjusted” diluted earnings (loss) per common share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted common share and net income (loss) as reported on the face of our consolidated statement of operations.
a

Reconciliation of Quarterly Adjusted EBITDA to
Net Income (Loss)
($ in thousands))
Q1 a, b
2008
Q2 a, b
2008
Q3 a, b
2008
Q4 a, b
2008
Q1 a, b
2009
Q2 a, b
2009
Q3 a, b
2009
Q4 a, b
2009
Q1 a, b
2010
Q2 b
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Net Income (Loss) 6,100 13,466 30,494 23,218 (529,981) (121,571) 2,607 (101,851) (10,486) (7,656) (3,299) (5,436) (12,725) (3,229) 2,593 3,411
Income Taxes 3,823 8,537 18,554 17,092 (34,861) (16,382) 1,825 (7,495) (5,779) (5,536) (221) (1,794) (5,009) (1,786) --- 398
Interest Expense, Net 8,522 7,748 7,463 7,761 6,623 6,168 6,487 9,578 4,507 4,670 4,392 4,258 4,177 3,870 3,864 3,685
Depreciation &
Amortization
9,144 8,645 8,665 8,334 8,324 8,436 7,586 7,640 7,522 7,479 7,457 7,309 7,236 7,187 7,187 6,753
Stock-Based Comp 2,871 3,442 1,563 1,628 1,372 1,177 1,241 1,045 801 1,403 1,374 1,375 1,685 1,671 1,776 1,776
Goodwill & Other
Intangible Asset
Impairment
--- --- --- --- 517,628 104,936 --- --- --- --- --- --- --- --- --- ---
Cash Restructuring
Charges (Recovery)
226 640 43 150 2,479 3,796 1,213 1,564 524 829 551 1,628 --- --- (575) 283
Transaction Costs --- --- --- --- --- 629 401 107,718 174 --- --- (250) --- --- --- ---
Lower of Cost or
Market Adjustment,
Net
--- --- --- 2,739 29,378 10,608 --- --- --- --- --- --- --- --- --- ---
Asset Impairments
(recovery)
--- --- --- 157 623 5,295 26 347 1,029 (116) (64) 221 --- --- (93) 1,214
Gain on Embedded
Derivative
--- --- --- --- --- --- --- --- (919) (4) (7) (7) (7) (6) (6) (6)
Pre-Acquisition
Contingency
Adjustment
--- --- --- --- --- --- --- --- --- --- --- 178 252 --- --- ---
ADJUSTED EBITDA 30,686 42,478 66,782 61,079 1,585 3,092 21,386 18,546 (2,627) 1,069 10,183 7,482 (4,391) 7,707 14,746 17,514
On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the Term Note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.
Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, “Debt with Conversion and Other Options” as well as certain additional reclassifications due  to the further integration of RCC and the rationalization of our operations.
a
b
Note:  Adjusted EBITDA is defined in the Company’s credit facilities, as amended from time to time.

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
b
2009
b
2010
b
2011
Net Income (Loss) 37,318 44,577 44,407 16,535 (33,773)
a
22,800 44,890 51,337 68,946 58,568 73,278 (750,796) (26,877) (9,950)
Income Taxes 24,531 32,294 32,866 16,151 19,970 14,758 29,767 37,383 42,213 37,879 48,006 (56,913) (13,330) (6,397)
Interest Expense, Net 20,756 35,449 39,069 33,090 21,591 19,777 15,126 16,931 27,353 36,468 31,494 28,856 17,827 15,596
Depreciation & Amortization 17,818 28,542 33,487 34,866 22,883 23,007 22,974 24,488 30,292 34,697 34,788 31,986 29,767 28,363
401(k) Stock Contributions 2,219 4,144 3,677 3,491 3,581 3,229 5,080 3,849 - - - - -- - - - - - - - - - - - -
Stock-Based Compensation - - - - - - - - - - - - - - - - - - 683 3,684 7,161 8,610 9,504 4,835 4,953 6,908
Goodwill  & Other Intangible Asset
Impairment
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 622,564 - - - - - -
Cash Restructuring Charges - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 1,059 9,052 3,532 (292)
Transaction Costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 108,748 (76) - - -
Lower of Cost or Market Adjust., Net - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 2,739 39,986 - - - - - -
Asset Impairment - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 157 6,291 1,070 1,121
Non-Cash Real Estate Write Down,
Net of Tax
- - - - - - - - - 1,330 391 - - - - - - - - - - - - - - - - - - - - - - - -
Debt Refinancing - - - 1,001 - - - - - - 808 - - - 9,879 - - - - - - - - - - - - - - - - - - - - -
Cumulative Effects of Accounting Change,
Net of Tax
- - - - - - - - - - - - 65,087 - - - - - - - - - - - - - - - - - - - - - - - - - - -
Embedded Derivative - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - (937) (25)
Pre-Acquisition Contingency Adjust. - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 178 252
ADJUSTED EBITDA 102,642 146,007 153,506 105,463 100,147 83,962
a
128,399 137,672 175,965 176,222 201,025 44,609 16,107 35,576
a
Includes a pre-tax non-cash charge of $67.4 million from adopting SFAS No. 142, Goodwill and Other Intangible Assets.
48
Reconciliation of Annual Adjusted EBITDA To
Net Income (Loss)
b
On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the Term Note facility, the
Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.
Note:  Adjusted EBITDA is defined in the Company’s credit facilities, as amended from time to time.

(in thousands) 1998 1999 2000 2001 2002 2003 2004 2005 2006 b 2007 b 2008 b,c 2009 b,c 2010
Operating Income (Loss), GAAP Basis 79,309 108,442 113,670 64,825 72,224 57,163 96,976 104,470 137,985 131,720 154,826 (683,318) (24,587) (1,627)
Goodwill and Other Intangible
Impairments - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 622,564 - - - - - -
Goodwill Amortization - - - 11,208 11,468 12,232 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Lower of Cost or Market Charge - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 2,739 39,986 - - - - - -
Change in Control Charges - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 11,168 - - - - - -
Restructuring Charges - - - - - - - - - 2,815 - - - - - - - - - - - - - - - - - - 1,059 9,052 3,532 (292)
Asset Impairments - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 157 6,291 1,070 1,121
Executive Retirement - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 2,852 - - - - - - - - -
Environmental and Other Contingency
Adjustments - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 1,115 178 252
Increase in Actuarial Determined
General  Liability Self-Insurance
Reserve - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 2,398
Nonrecurring Acquisition Expense 2,060 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Adjusted Operating Income (Loss)
a
81,369 119,650 125,138 79,872 72,224 57,163 96,976 104,470 137,985 131,720 161,633 6,858 (19,807) 1,852
49
Reconciliation of Operating Income (Loss) to Adjusted
Operating Income (Loss) Excluding Special Charges
The Company discloses a tabular comparison of Adjusted operating income (loss), which is a non-GAAP measure because it is instrumental in comparing the results from period to period. Adjusted operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our
a
consolidated statement of operations.
Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options."
Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.
2011
b
c

For the Year Ended October 31, 2010
Metal Coil Coating Metal Components
Engineered Building
Systems
Corporate Consolidated
Operating Income (Loss), GAAP basis $16,166 $26,791 ($18,438) ($49,106) ($24,587)
Restructuring Charges --- 510 3,022 --- 3,532
Asset Impairments --- 147 923 --- 1,070
Environmental and Other Contingency Adjustment --- --- 178 --- 178
$16,166 $27,448 ($14,315) ($49,106) ($19,807)
50
Reconciliation of Operating Income (Loss) to Adjusted
Operating Income (Loss) Excluding Special Charges
For the Year Ended October 30, 2011
Metal Coil Coating Metal Components
Engineered Building
Systems
Corporate Consolidated
Operating Income (Loss), GAAP basis $17,944 $20,643 $13,011 ($53,225) ($1,627)
Restructuring Recovery --- --- (292) --- (292)
Asset Impairments (Recoveries) --- (84) 958 247 1,121
Pre-acquisition Contingency Adjustment --- --- 252 --- 252
Increase in Actuarial Determined General Liability Self-
Insurance Reserve
--- 2,398 --- --- 2,398
$17,944 $22,957 $13,929 ($52,978) $1,852
a
The Company discloses a tabular comparison of “Adjusted” operating income (loss), which is a non-GAAP measure because it is referred to in the text of our press release and is instrumental in comparing the results from period to period. “Adjusted” operating income (loss) should not be considered in isolation or as a substitute for operating income (loss)
as reported on the face of our consolidated statement of operations.
“Adjusted” Operating Income (Loss)
a
“Adjusted” Operating Income (Loss)
a

Reconciliation of Segment Sales to Third Party
Segment Sales
($ in thousands))
Q1 2008 a Q1 2009 a Q1 2010 a Q1 2011
Metal Coil Coating
Total Sales 62,275 14% 41,501 13% 39,031 17% 42,274 18%
Inter-segment (42,893) (30,077) (26,223) (25,081)
Third Party Sales 19,382 5% 11,424 4% 12,808 7% 17,193 9%
Operating Profit (Loss) 2,687 14% (63,760) (558%) 3,119 24% 3,444 20%
Metal Components
Total Sales 145,167 34% 121,480 39% 86,806 38% 90,305 39%
Inter-segment (21,804) (20,438) (16,668) (16,289)
Third Party Sales 123,363 34% 101,042 39% 70,138 38% 74,016 39%
Operating Profit (Loss) 9,519 8% (128,607) (127%) 1,791 3% 353 0%
Engineered Building Systems
Total Sales 226,224 52% 151,848 48% 101,938 45% 101,412 43%
Inter-segment (7,655) (4,511) (2,677) (2,535)
Third Party Sales 218,569 61% 147,337 57% 99,261 55% 98,877 52%
Operating Profit (Loss) 20,463 9% (352,214) (239%) (5,818) (6%) (5,410) (5%)
Consolidated
Total Sales 433,666 100% 314,829 100% 227,775 100% 233,991 100%
Inter-segment (72,352) (55,026) (45,568) (43,905)
Third Party Sales 361,314 100% 259,803 100% 182,207 100% 190,086 100%
Operating Profit (Loss) 18,510 5% (557,833) b (215%) (12,732) (7%) (14,136) (7%)
a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.
b Significant special charges include $517.6 million related to goodwill and intangible asset impairments and $29.4 million related to inventory lower of cost or market write downs.

Reconciliation of Segment Sales to Third Party
Segment Sales
($ in thousands))
Q2 2008 a Q2 2009 a Q2 2010 a Q2 2011 a H1 2008 a H1 2009 a H1 2010 a H1 2011 a
Metal Coil Coating
Total Sales 80,171 16% 39,526 15% 44,759 18% 47,927 17% 142,446 15% 81,027 14% 83,790 17% 90,201 17%
Inter-segment (52,883) (27,313) (27,663) (30,942) (95,776) (57,390) (53,886) (56,023)
Third Party Sales 27,288 7% 12,213 5% 17,096 8% 16,985 7% 46,670 6% 23,637 5% 29,904 8% 34,178 8%
Operating Profit (Loss) 6,698 25% (42,982) (352%) 4,092 24% 4,378 26% 9,385 20% (106,742) (452%) 7,211 24% 7,822 23%
Metal Components
Total Sales 165,384 33% 101,554 37% 95,069 37% 103,375 37% 310,551 33% 223,034 38% 181,875 38% 193,680 38%
Inter-segment (26,031) (14,874) (20,693) (20,762) (47,835) (35,312) (37,361) (37,051)
Third Party Sales 139,353 33% 86,680 39% 74,376 37% 82,613 37% 262,716 34% 187,722 39% 144,514 37% 156,629 38%
Operating Profit (Loss) 15,170 11% (28,117) (32%) 5,613 8% 7,400 9% 24,689 9% (156,724) (83%) 7,404 5% 7,753 5%
Engineered Building
Systems
Total Sales 259,280 51% 128,795 48% 113,403 45% 129,790 46% 485,504 52% 280,643 48% 215,341 45% 231,202 45%
Inter-segment (10,151) (3,407) (3,302) (3,823) (17,806) (7,918) (5,979) (6,358)
Third Party Sales 249,129 60% 125,388 56% 110,101 55% 125,967 56% 467,698 60% 272,725 56% 209,362 55% 224,844 54%
Operating Profit (Loss) 25,326 10% (46,350) (37%) (5,649) (5%) (154) (0%) 45,789 10% (398,564) (146%) (11,467) (5%) (5,564) (2%)
Consolidated
Total Sales 504,835 100% 269,875 100% 253,231 100% 281,092 100% 938,501 100% 584,704 100% 481,006 100% 515,083 100%
Inter-segment (89,065) (45,594) (51,658) (55,527) (161,417) (100,620) (97,226) (99,432)
Third Party Sales 415,770 100% 224,281 100% 201,573 100% 225,565 100% 777,084 100% 484,084 100% 383,780 100% 415,651 100%
Operating Profit (Loss) 29,538 7% (132,018)
b
(59%) (9,157) (5%) (1,844) (1%) 48,048 6% (689,851)
b
(143%) (21,889) (6%) (15,980) (4%)
a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.
b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD).

Reconciliation of Segment Sales to Third Party
Segment Sales
($ in thousands))
Q3 2008 a Q3 2009 a Q3 2010 Q3 2011
Metal Coil Coating
Total Sales 90,731 15% 44,256 15% 51,200 17% 54,472 16%
Inter-segment (62,842) (28,196) (33,315) (34,651)
Third Party Sales 27,889 6% 16,060 7% 17,885 7% 19,821 8%
Operating Profit (Loss) 11,352 41% 1,016 6% 5,201 29% 5,219 26%
Metal Components
Total Sales 202,826 35% 113,216 40% 115,507 37% 116,050 36%
Inter-segment (34,367) (17,134) (26,090) (23,049)
Third Party Sales 168,459 35% 96,082 40% 89,417 37% 93,001 35%
Operating Profit (Loss) 32,171 19% 13,128 14% 10,567 12% 6,545 7%
Engineered Building
Systems
Total Sales 292,127 50% 129,819 45% 141,446 46% 155,046 48%
Inter-segment (11,468) (4,101) (3,456) (5,730)
Third Party Sales 280,659 59% 125,718 53% 137,990 56% 149,316 57%
Operating Profit (Loss) 28,506 10% 9,042 7% (3,112) (2%) 7,877 5%
Consolidated
Total Sales 585,684 100% 287,291 100% 308,153 100% 325,568 100%
Inter-segment (108,677) (49,431) (62,861) (63,430)
Third Party Sales 477,007 100% 237,860 100% 245,292 100% 262,138 100%
Operating Profit (Loss) 55,697 12% 10,227 4% 1,076 c 0% 6,569 3%
a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.

Reconciliation of Segment Sales to Third Party
Segment Sales
($ in thousands))
Q4 2008 a Q4 2009 a Q4 2010 Q4 2011 H2 2008 a H2 2009 a H2 2010 H2 2011
Metal Coil Coating
Total Sales 72,480 12% 44,614 15% 46,884 16% 56,425 16% 163,211 14% 88,870 15% 98,084 16% 110,897 17%
Inter-segment (50,082) (31,122) (29,433) (35,030) (112,924) (59,318) (62,748) (69,681)
Third Party Sales 22,398 4% 13,492 6% 17,451 7% 21,395 8% 50,287 5% 29,552 6% 35,336 7% 41,216 8%
Operating Profit (Loss) 8,575 38% 6,037 45% 3,754 22% 4,903 23% 19,927 40% 7,053 24% 8,955 25% 10,122 25%
Metal Components
Total Sales 201,878 33% 122,484 41% 118,475 39% 127,925 36% 404,704 34% 235,700 41% 233,982 39% 243,975 36%
Inter-segment (33,043) (17,156) (24,329) (23,758) (67,410) (34,290) (50,419) (46,807)
Third Party Sales 168,835 33% 105,328 43% 94,146 39% 104,167 35% 337,294 34% 201,410 42% 183,563 38% 197,168 36%
Operating Profit (Loss) 25,242 15% 13,557 13% 8,820 9% 6,345 6% 57,413 17% 26,685 13% 19,387 11% 12,890 7%
Engineered Building
Systems
Total Sales 331,484 55% 128,476 44% 133,959 45% 162,346 48% 623,611 52% 258,295 44% 275,405 45% 317,392 47%
Inter-segment (14,068) (3,988) (4,102) (6,120) (25,536) (8,089) (7,558) (11,850)
Third Party Sales 317,416 63% 124,488 51% 129,857 54% 156,226 57% 598,075 61% 250,206 52% 267,847 55% 305,542 56%
Operating Profit (Loss) 33,857 11% 515 0% (3,859) (3%) 10,698 7% 62,363 10% 9,557 4% (6,971) (3%) 18,575 6%
Consolidated
Total Sales 605,842 100% 295,574 100% 299,318 100% 346,696 100% 1,191,526 100% 582,865 100% 607,471 100% 672,264 100%
Inter-segment (97,193) (52,266) (57,864) (64,908) (205,870) (101,697) (120,725) (128,338)
Third Party Sales 508,649 100% 243,308 100% 241,454 100% 281,788 100% 985,656 100% 481,168 100% 486,746 100% 543,926 100%
Operating Profit (Loss) 51,202 10% (3,694)
b
(2%) (3,774) (2%) 7,784 3% 106,899 11% 6,533
b
1% (2,698) (1%) 14,353 3%
a
b
Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.
Significant special charges include: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); and $11.2 million change of control charges .

Reconciliation of Segment Sales to Third Party
Segment Sales
($ in thousands))
FY 2008 a FY 2009 a FY 2010 FY 2011
Metal Coil Coating
Total Sales 305,657 14% 169,897 15% 181,874 17% 201,098 17%
Inter-segment (208,700) (116,708) (116,634) (125,704)
Third Party Sales 96,957 5% 53,189 5% 65,240 7% 75,394 8%
Operating Profit (Loss) 29,312 30% (99,689) (187%) 16,166 25% 17,944 24%
Metal Components
Total Sales 715,255 34% 458,734 39% 415,857 38% 437,655 37%
Inter-segment (115,245) (69,602) (87,780) (83,858)
Third Party Sales 600,010 34% 389,132 40% 328,077 38% 353,797 37%
Operating Profit (Loss) 82,102 14% (130,039) (33%) 26,791 8% 20,643 6%
Engineered Building
Systems
Total Sales 1,109,115 52% 538,938 46% 490,746 45% 548,594 46%
Inter-segment (43,342) (16,007) (13,537) (18,208)
Third Party Sales 1,065,773 61% 522,931 55% 477,209 55% 530,386 55%
Operating Profit (Loss) 108,152 10% (389,007) (74%) (18,438) (4%) 13,011 2%
Consolidated
Total Sales 2,130,027 100% 1,167,569 100% 1,088,477 100% 1,187,347 100%
Inter-segment (367,287) (202,317) (217,951) (227,770)
Third Party Sales 1,762,740 100% 965,252 100% 870,526 100% 959,577 100%
Operating Profit (Loss) 154,947 9% (683,318)
b
(71%) (24,587) (3%) (1,627) (0%)
a
Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.
b
Significant special charges include: goodwill and intangible asset impairments ($622.6 million); inventory lower of cost or market write downs ($40.0 million); and change of control charges ($11.2 million).

Sustainability Appendix Green and Energy Efficiency

Environmental and Energy Efficiency
ASHRAE 90.1 - 2010 has been released and the DOE is
requiring states to certify compliance by 2013
ASHRAE 189.1 has been adopted by the U.S. Army as
the preferred green standard for their work.
California is expected to greatly increase their
Cool Roof Requirements in 2013.
LEED continues to increase in popularity.  LEED documentation was issued for more than 170 projects in fiscal 2011 company-
wide.
International Green Construction Code (IgCC)
development is complete
Did not have expected huge R-Value increase for metal
building construction
Has Cool Roof and Continuous Air Barrier requirements
Scheduled to publish in March 2012.
Has Cool Roof, Air Barrier and greatly increased R-Value
requirements
New provisions allow advantage for long-term performance Cool Roofs

NCI Green Benefits

Metal construction products:
Have 30%-60% post-consumer recycled content
Are highly durable and have long life spans
Are Virtually 100% recyclable
Through the use of Cool Roof colors with improved solar
reflectivity and emissivity values we are able to:
Reduce the heat island effect, which affects local climate conditions and exacerbates pollution and initiates local micro climate changes
Lower energy consumption in warmer climates
Insulated Metal Panels provide higher R-Values per inch,
insulation continuity, and a continuous air barrier, increasing energy efficiency.  Using less energy:
Decreases Green House Gas emissions
Lowers operating costs
Reduces dependence on foreign fuel
Environmental
Economic
Health and Community

Regulatory Requirements

The building envelope is being required to
support many of the regulatory demands to
increase energy efficiency for the complete
building system.
The reduction of air infiltration is the next major step
in code requirements towards improving the energy
efficiency of a building envelope.
NCI manufactures products that meet these requirements today.
R-Value Trends in ASHRAE 90.1 Assembly Air Infiltration
0
5
10
15
20
25
2004 2007 2010
Edition
R-Value Trends in ASHRAE 90.1
Roof
Wall
0
0.005
0.01
0.015
0.02
0.025
0.03
0.035
0.04
0.045
Insulated
Panel
BattenLok Double-Lok Royal PBR Designer
Series
Assembly Air Infiltration
Assembly Air Filtration Sources:
American Society of Heating Refrigeration, and Air Conditioning Engineers, Energy Standard for Buildings Except Low-Rise Residential Buildings, Addendum bf, First Public Review, June 2009.
MBCI Engineering technical Bulletin Nos. 202-01-00 and 175-01-97, Revised 02-27-2002; 310-05-01, 04-28-2010; FET Report T129-09, 02-19-09; and Eco-ficient Technical Information Manual.
Note: Air infiltration volumes are measured at reference pressures that sometimes don’t match depending on the applicable standard.  In order to compare values, infiltration rates shown have been normalized to ASHRAE’s reference pressure of 1.57 psf.  Actual data ran at the reference pressure will vary somewhat from this.
R-Value Source: American Society of Heating Refrigeration, and Air Conditioning Engineers, Energy Standard for Buildings Except Low-Rise Residential Buildings, Versions as noted.
Note: These values are based on averages of all construction types, excluding mass walls, of all climate zones.

Photovoltaic Systems
Solar photovoltaic systems are quite suitable to metal
roofs, lowering the lifetime cost per watt.
Decreased installation expense
Roof and module life span compatibility
Lower risk due to the lack of roof penetrations
These systems can be sold in three ways depending on size
and viability as a Power Purchase Agreement (PPA) project:
Predesigned kits
Custom designed systems
Turnkey PPAs through a third party
Thin Film Crystalline

Photovoltaic Systems
Improved efficiency in low or inclined
light conditions
Factory Applied
Approximately 6 Watts per square foot
rated capacity
More efficient in bright/direct sun
Inexpensive and readily available
locally
Approximately 12 Watts per square
foot rated capacity
Actual production can be predicted and design optimized using solar modeling software.
The cost per watt of these two systems varies from $4.75/Watt to $3.00/Watt as the system size increases.
Advantages of Metal Roofs
Crystalline
61
Metal is the only roof material that outlives PV system
Saves cost of removal and replacement involved with other roof materials
Penetration-free mounting
Crystalline modules are mechanically connected
Thin-film modules are adhered
Rail systems typically used on flat roof systems can be eliminated
Metal roofing can offer the lowest in-place cost over the lifetime of the PV system
Thin Film

NCI Building Systems, Inc. 10943 North Sam Houston Parkway West Houston, Texas 77064 www.ncilp.com 10912